                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  Oct. 23, 2001
                                                   -------------

                            MOORE CORPORATION LIMITED
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


Ontario, Canada                 1-8014                       98-0154502
---------------              -----------                    ------------
(State or Other              (Commission                   (IRS Employer
Jurisdiction of              File Number)                  Identification
Incorporation)                                                Number)


40 King Street West, Suite 3501
Toronto, Ontario, Canada                                      M5H 3Y2
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(Address of Principal Executive Office)                      (Zip Code)


                                  416-364-2600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or former address, if changed since last report)


                       Exhibit Index is located on Page 4

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  20(i)   Press Release, dated October 23, 2001, announcing the
                       death of its non-executive Chairman R. Theodore Ammon.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          MOORE CORPORATION LIMITED

Date: October 23, 2001                By: James E. Lillie
                                          ---------------
                                      Name:  James E. Lillie
                                      Title: Executive Vice President,
                                             Operations & Secretary

                                  EXHIBIT INDEX

                           Current Report On Form 8-K
                             Dated October 23, 2001


Exhibit
No.                                                  Page
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20(i)                                                 5